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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K
                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):
                                  January 24, 2000

                                    NURESCELL INC.
                (Exact name of registrant as specified in its charter)


Nevada                               0-25377                     33-0805583
(State or other jurisdiction  (Commission File Number)           (IRS Employer
of incorporation)                                                Identification
                                                                 Number)

          1400 Bristol Street N., Suite 240, Newport Beach, California 92660
                       (Address of principal executive offices)

                                    (949) 752-0071
                           (Registrant's telephone number)



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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On January 24, 2000, the Company re-engaged Hollander, Lumer & Co. LLP as its independent auditors and independent certified public accountant. Such re-engagement occurred when Deloitte & Touche LLP ("Deloitte") declined to accept an engagement in that capacity. Deloitte had not reviewed, audited or rendered any opinion on any financial statements of the Company as of any date or for any period.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2000            NURESCELL INC.

                                   By: /s/ Sharon Nitka
                                       -------------------------------------
                                       Sharon Nitka, Chief Financial Officer